PIMCO ETF Trust

Supplement Dated January 11, 2023, to the Index Exchange-Traded Funds Prospectus

dated November 1, 2022, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (each, a “Fund” and together, the “Funds”)

Effective immediately, the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund’s portfolio is jointly and primarily managed by Matt Dorsten, David Forgash, Jason Vivas and Tanuj Dora. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Matt Dorsten, David Forgash, Jason Vivas and Tanuj Dora. Mr. Dorsten is an Executive Vice President of PIMCO, and he has managed the Fund since December 2015. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023. Mr. Vivas is a Senior Vice President of PIMCO, and he has managed the Fund since January 2023. Mr. Dora is a Vice President of PIMCO, and he has managed the Fund since June 2021.

Effective immediately, the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund’s portfolio is jointly and primarily managed by Amit Arora, Matt Dorsten, and Tanuj Dora. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Amit Arora, Matt Dorsten and Tanuj Dora. Mr. Arora is an Executive Vice President of PIMCO, and he has managed the Fund since January 2023. Mr. Dorsten is an Executive Vice President of PIMCO, and he has managed the Fund since December 2015. Mr. Dora is a Vice President of PIMCO, and he has managed the Fund since June 2021.

In addition, effective immediately, disclosure concerning the portfolio managers of the Funds in the table in the “Management of the Funds—Individual Portfolio Manager” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Amit Arora	1/23

Executive Vice President, PIMCO. He is a portfolio manager on the global corporate bond team. He was previously a senior member of PIMCO’s global risk management team. Prior to joining PIMCO in 2009, he was an executive director, responsible for credit hybrids and exotics trading, at J.P. Morgan. Mr. Arora was previously with Bear Stearns as a managing director on the structured credit derivatives trading desk, responsible for pricing, trading and hedging of all non-single name credit derivative products in investment grade and high yield credits. Before joining Bear Stearns, he worked on the foreign exchange Treasury desk at Citibank. He has investment experience since 1997 and holds an MBA from NYU Stern School of Business and a bachelor’s degree in mechanical engineering from the Indian Institute of Technology (IIT Bombay). He is a Certified Financial Risk Manager (FRM).

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	Tanuj Dora	6/21 6/21 6/21 6/21 6/21 6/21

Vice President, PIMCO. Mr. Dora heads Capital Markets for PIMCO’s ETF business and works on efficient trading and portfolio management of PIMCO ETFs. Prior to joining PIMCO in 2021, Mr. Dora was a Portfolio Manager for Fixed Income ETFs and index mandates at DWS (formerly Deutsche Asset Management), managing over $7Bn in ETF assets. Mr. Dora joined DWS in 2016 and was responsible for launching and building out DWS’s fixed income ETF business in the US. Prior to his role at DWS, he was based in London working for Deutsche Bank AG as an ETF market maker and trader.

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

	Matt Dorsten	12/15 12/15 12/15 12/15 12/15 12/15	Executive Vice President, PIMCO. Mr. Dorsten is a member of the quantitative portfolio management group, focusing on quantitative strategy and passive replication. Mr. Dorsten joined PIMCO in 2006.

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	David Forgash	1/23

Executive Vice President, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Jason Vivas	1/23

Senior Vice President, PIMCO. Mr. Vivas is a senior vice president in the Newport Beach office and a portfolio manager on the global credit team, focusing on leveraged finance markets. Prior to joining PIMCO in 2019, he was a trader and portfolio manager at DW Partners and Panning Capital, focusing on high yield corporate credit markets. Previously, he was a research analyst and corporate credit trader at Morgan Stanley. He has investment experience since 2005 and holds a graduate and undergraduate degree in electrical engineering and computer science from the Massachusetts Institute of Technology.

Investors Should Retain This Supplement for Future Reference

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